Exhibit 10.21

Confidential Treatment Requested by The Telx Group, Inc.

SECOND AMENDMENT TO MASTER MEET-ME-ROOM LEASE

THIS SECOND AMENDMENT TO MASTER MEET-ME-ROOM LEASE (this “Amendment”) is made and effective as of August 3, 2007 (the “Effective Date”) by and between DIGITAL – BRYAN STREET PARTNERSHIP, L.P., a Texas limited partnership (“Landlord”), and TELX – DALLAS, LLC, a Delaware limited liability company (“Tenant”).

RECITALS

A. Pursuant to that certain Master Meet-Me-Room Lease between Landlord and Tenant dated as of December 1, 2006 (the “Lease Agreement”), as amended by that certain First Amendment to Master Meet-Me-Room Lease dated June 29, 2007 (the “First Amendment”), Tenant has certain rights to use and occupy certain premises (the “Current MMR Premises”) located in the Building, as more particularly described in the Lease. The Lease Agreement, as amended by the First Amendment, is herein referred to as the “Lease”.

B. All capitalized terms used herein without definition are defined as set forth in the Lease.

C. Landlord and Tenant hereby desire by this Amendment to amend the Lease upon and subject to each of the terms, conditions, and provisions set forth herein.

NOW, THEREFORE, in consideration of the recitals set forth above, the agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. MMR Expansion Space. As of the earlier date (the “MMR Expansion Commencement Date”) to occur of (i) the MMR Expansion Space Completion Date (as defined in Exhibit “C”), or (ii) November 1, 2007, the Premises shall be expanded to include certain space currently identified as Suite Nos. 2442, 2445 and 2460, containing approximately 5,240 rentable square feet, and as further depicted on Exhibit “A” attached hereto and incorporated herein by reference (the “MMR Expansion Space”). Subject to Exhibit “C” attached to this Amendment and incorporated herein by reference, Tenant shall accept and shall have the right to occupy the MMR Expansion Space in its “AS IS, WHERE IS” condition. Tenant acknowledges and agrees that (i) no representation or warranty (express or implied) has been made by Landlord as to the condition of the MMR Expansion Space or its suitability or fitness for the conduct of Tenant’s Permitted Use, its business or for any other purpose and (ii) Landlord shall have no obligation to construct or install any improvements in or to make any other alterations or modifications to the MMR Expansion Space except as expressly provided in this Amendment. The taking of possession of the MMR Expansion Space by Tenant shall conclusively establish that the MMR Expansion Space was at such time in good order and clean condition. Tenant’s right to use, occupy, lease and sublease the MMR Expansion Space shall be subject to all terms and conditions of me Lease and this Amendment. Except as otherwise provided in this Amendment, all references in the Lease to the Premises shall include the MMR Expansion Space.

2. Base Rent and Threshold Amount. As of the MMR Expansion Commencement Date, Base Rent shall be as set forth in Exhibit “B” attached hereto and incorporated herein by reference and Exhibit “Q” to the Lease shall be deleted and replaced with Exhibit “Q” attached hereto and incorporated herein by reference.

3. Service Level. As of the MMR Expansion Commencement Date, Exhibit “K” to the Lease shall be deleted and replaced with Exhibit “K” attached hereto and incorporated herein by reference.

4. Electricity. Landlord shall furnish electricity to the MMR Expansion Space in accordance to the MMR Expansion Space Specifications (as defined in Exhibit “C”). Electrical consumption by the MMR Expansion Space shall be measured by an electrical metering device (or electrical metering devices) in the MMR Expansion Space installed by Landlord as part of the MMR Expansion Space Specifications.

5. Execution and Enforcement.

5.1 Authority. Landlord and Tenant each represent and warrant to the other that (i) it is fully authorized and has obtained all requisite corporate approvals to execute this Amendment and perform its obligations under the Lease as amended by this Amendment, (ii) its execution of this Amendment will not constitute a breach under any agreement to which it is a party, and (iii) it is not required to obtain the consent of any person or party prior to the execution of this Amendment (or if such consent is required, then it has obtained such consent).

5.2 Entire Agreement. The Lease, as amended by this Amendment, constitutes the entire and exclusive agreement between Landlord and Tenant relating to the Tenant Space, and each of the aforementioned documents may be altered, amended or revoked only by an instrument in writing signed by the party to be charged thereby. All prior or contemporaneous oral agreements, understandings and/or practices relative to the leasing or use of the Tenant Space are merged herein or revoked hereby; provided, however, the provisions of this Section shall not operate to amend, modify or otherwise terminate the Operating Agreement or that certain Referral Agreement dated as of December 1, 2006 by and between the parties to the Operating Agreement.

5.3 Remainder of Lease to Continue in Effect. Except as amended by this Amendment, the Lease shall remain in full force and effect and is hereby ratified and confirmed by Landlord and Tenant. In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall prevail.

5.4 Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all of which taken together shall constitute one and the same Amendment. This Amendment may be executed and delivered by facsimile or other electronic counterparts, each of which shall have the same validity as an original counterpart.

5.5 Exhibits. All exhibits attached hereto are incorporated herein by this reference:

Exhibit A — Depiction of MMR Expansion Space

Exhibit B — Base Rent as of the MMR Expansion Commencement Date

Exhibit C — Work Letter

Schedule “C-l” — MMR Expansion Space Specifications

Schedule “C-2” — Acceptance Criteria

Schedule “C-3” — Gating Process — Project Delivery Cycle

Exhibit D — Early Access for Additional Alterations

Replacement Exhibit K — Service Level

Replacement Exhibit Q — Threshold Amount

[signature page to follow]

2

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.

LANDLORD:

DIGITAL – BRYAN STREET PARTNERSHIP, L.P.,

a Texas limited partnership

By:	DRT – Bryan Street, LLC, a Delaware limited liability company, its general partner

By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Member and Manager

By:	Digital Realty Trust, Inc., a Maryland corporation, its General Partner

By:	/S/ GLENN H. BENOIST, SR.
Name:	Glenn H. Benoist, Sr.
Title:

TENANT:

TELX – DALLAS, LLC

a Delaware limited liability company

By:	/S/ J. TODD RAYMOND
Name:	J. Todd Raymond
Its:	President

3

CONSENT

The undersigned hereby consents to the modifications contained herein and agrees that its guaranty attached as Exhibit “F” to the Lease shall remain in full force and apply to the Lease as modified hereby.

THE TELX GROUP, INC.,
a Delaware corporation

By:	/S/ J. TODD RAYMOND
Name:	J. Todd Raymond
Title:	President

4

EXHIBIT “B”

BASE RENT AS OF THE MMR EXPANSION

COMMENCEMENT DATE

Period			Monthly Base Rent
MMR Expansion Commencement
Date	to	11/30/2007	[***]
12/1/2007	to	11/30/2008	[***]
12/1/2008	to	11/30/2009	[***]
12/1/2009	to	11/30/2010	[***]
12/1/2010	to	11/30/2011	[***]
12/1/2011	to	11/30/2012	[***]
12/1/2012	to	11/30/2013	[***]
12/1/2013	to	11/30/2014	[***]
12/1/2014	to	11/30/2015	[***]
12/1/2015	to	11/30/2016	[***]
12/1/2016	to	11/30/2017	[***]
12/1/2017	to	11/30/2018	[***]
12/1/2018	to	11/30/2019	[***]
12/1/2019	to	11/30/2020	[***]
12/1/2020	to	11/30/2021	[***]
12/1/2021	to	11/30/2022	[***]
12/1/2022	to	11/30/2023	[***]
12/1/2023	to	11/30/2024	[***]
12/1/2024	to	11/30/2025	[***]
12/1/2025	to	11/30/2026	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT “C”

WORK LETTER

1. PLANNING AND CONSTRUCTION DRAWINGS AND SPECIFICATIONS

1.1 Construction Drawings and Specifications. Landlord will provide Tenant with construction drawings and specifications for the improvements to be performed in the MMR Expansion Space (the “Construction Drawings and Specifications”) prepared by the Architect (as defined below) based upon, and consistent with, the specifications (the “MMR Expansion Space Specifications”) attached as Schedule “C-l” and incorporated herein by reference. Tenant will approve or disapprove the Construction Drawings and Specifications in writing within ten (10) business days after receiving them. Tenant’s disapproval of the Construction Drawings and Specifications must be limited to, and based upon, an inconsistency between the Construction Drawings and Specifications and Schedule “C-l”. If Tenant disapproves the Construction Drawings and Specifications, Landlord will provide appropriately revised Construction Drawings and Specifications to Tenant for approval (or disapproval) within ten (10) business days on the same basis as set forth above.

1.2 Changes to Construction Drawings and Specifications. After final approval of the Construction Drawings and Specifications under Section 1.1 above, Tenant may request any change, addition or alteration in any of the MMR Expansion Space Specifications or Construction Drawings and Specifications (collectively, “Tenant Changes”). If Landlord approves the Tenant Changes (which approval will not be unreasonably withheld, conditioned or delayed), Landlord will notify Tenant by delivering a “Change Order Proposal” setting forth the anticipated additional cost and delay in completing Landlord’s Work which would be caused by such revisions. Tenant will approve or disapprove the increased cost and delay within five (5) business days after such notice. If Tenant so approves, Tenant will execute a change order (“Change Order”) describing the Tenant Changes and the additional cost and delay. If Tenant fails to approve the increased cost and delay within five (5) business days after such notice, Tenant will be deemed to have withdrawn the proposed change and Landlord will not proceed to perform such change. The term “Landlord’s Work” shall mean all work to be performed pursuant to the MMR Expansion Space Specifications and the Construction Drawings and Specifications and all Tenant Changes.

2. COSTS OF THE TENANT IMPROVEMENTS

2.1 Construction Costs. Tenant shall bear all costs incurred by Landlord in performing Landlord’s Work (including, without limitation, design of Landlord’s Work and preparation of the Construction Drawings and Specifications, costs of construction labor and materials, costs of permits, asbestos survey costs, related taxes and insurance costs, all of which costs are herein collectively called the “Construction Costs”). In consideration for Landlord’s construction supervision services, Tenant shall pay to Landlord a construction supervision fee equal to three percent (3%) of the Construction Costs.

2.2 Progress Payments. The Construction Costs shall be paid by Tenant to Landlord as follows:

(i) Landlord may submit or cause Landlord’s contractor to submit to Tenant’s Representative applications for progress payments (each, an “Application for Payment”), in a standard AIA Application and Certificate for Payment form no more often than monthly. Each Application for Payment shall be for the aggregate cost of the Construction Costs incurred prior to the month in which the applicable Application for Payment is delivered and for which a prior Application for Payment has not been previously submitted to Tenant. The costs and expenses for which each reimbursement is requested shall be segregated and reasonably detailed within a schedule attached to each Application for Payment.

(ii) Each Application for Payment shall be certified by Landlord, Landlord’s contractor or the Architect as to the matters contained therein.

(iii) Within ten (10) business days after Landlord’s submission of an Application for Payment to Tenant, Tenant shall pay to Landlord an amount equal to the payment requested on the Application for Payment.

3. CONSTRUCTION OF LANDLORD’S WORK

3.1 Completion of Landlord’s Work. Landlord’s Work shall be constructed by a contractor or vendor selected by Landlord and approved by Tenant and in accordance with the approved Construction Drawings and Specifications. For information purposes, a description of Landlord’s construction gating process and project delivery cycle is attached hereto as Schedule “C-3” and incorporated herein by reference. Within thirty (30) days after the execution and delivery of this Amendment by Landlord and Tenant, Landlord, with approval by Tenant’s Representative, shall select the General Contractor, the architect (the “Architect”), the commissioning agent and the project inspecting engineer (the “Project Inspecting Engineer”) and shall develop the tentative milestone construction schedule (the “Milestone Construction Schedule”) and construction budget (the “Budget”) with respect to Landlord’s Work. Tenant shall provide Landlord with such information and respond to Landlord’s requests for approvals as is necessary to finalize the foregoing selections, Milestone Construction Schedule and Budget within three (3) business days of Landlord’s request Tenant shall not unreasonably withhold, condition or delay any approval required of Tenant hereunder.

3.2 Punch List. When Landlord reasonably believes that the construction of Landlord’s Work is Substantially Completed, Landlord shall schedule a walk-through of the MMR Expansion Space to be attended by the Architect, Landlord and Tenant. Landlord and Tenant shall agree upon, and the Architect (or, failing that, Landlord) shall prepare, a “Landlord’s Work Punch List” identifying the corrective work of the type commonly found on an architectural Punch List with respect to Landlord’s Work, which list shall be in accordance with industry standards and shall be based on whether such items were required by the Construction Drawings and Specifications. Landlord shall promptly commence the correction of Landlord’s Work Punch List items and diligently pursue such work to completion.

3.3 Tenant’s Representative. Tenant shall designate a sole representative (“Tenant’s Representative”) with respect to matters related to Landlord’s Work, who shall have the full authority and responsibility to act on behalf of Tenant with respect to such matters. Landlord will provide notice to Tenant’s Representative on an ongoing basis of the progress of Landlord’s Work. Tenant’s Representative shall have the right to attend construction meetings and review Landlord’s Work at each critical stage of the project, including monitoring the Site Commissioning/Turn Up.

4. MISCELLANEOUS

4.1 Definitions. The “MMR Expansion Space Completion Date” shall mean the date on which all of the following events (“MMR Expansion Space Completion Date Conditions”) have occurred or would have occurred but for Tenant Delay (as defined below: (1) Landlord has Substantially Completed (as defined below) Landlord’s Work, (2) Landlord has performed its site commissioning/turn up (the “Site Commissioning/Turn-Up”) with respect to Landlord’s Work pursuant to the acceptance criteria (“Acceptance Criteria”) set forth on Schedule “C-2” attached hereto and incorporated herein by reference, (3) Landlord has cured any deficiencies in Landlord’s Work identified in the Site Commissioning/Turn-Up, (4) Landlord has delivered to Tenant a copy of the Site Commissioning/Turn-Up report to Tenant, and (5) Landlord has delivered possession of the MMR Expansion Space to Tenant As used in this Amendment, the term “Substantially Completed” shall mean (i) the Architect has certified that Landlord’s Work is complete except for minor details of construction or mechanical adjustments which do not materially interfere with Tenant’s use and enjoyment of the MMR Expansion Space for the Permitted Use, and (ii) Landlord’s Work has been inspected and approved by the appropriate governmental entity having jurisdiction to permit the issuance of a certificate of occupancy. “Dedicated Equipment” as used in the Lease shall include the systems dedicated to the MMR Expansion Space, including, but not limited to, the systems more particularly described in the MMR Expansion Space Specifications described in the attached Schedule “C-2”.

2

4.2 Risk of Loss. All materials, work and installations of any nature brought upon or installed in the Tenant Space before the MMR Expansion Space Completion Date shall be at the risk of the party who brought such materials or items onto the MMR Expansion Space.

4.3 Cooperation. Landlord and Tenant shall use good faith efforts to cooperate in Landlord’s and Tenant’s shared goal to cause the MMR Expansion Space Completion Date to occur within four (4) months following the Effective Date and to resolve any material concerns of Tenant with respect to the construction of Landlord’s Work and/or the timely completion thereof.

4.4 Disputes. During its monitoring and inspection, if Tenant has any issue or dispute it wishes to raise with Landlord, Tenant shall give written notice thereof to Landlord. Landlord and Tenant will discuss the issue or dispute and work in good faith to seek a resolution thereof acceptable to Landlord and Tenant. In the event of a dispute between Landlord and Tenant related to Landlord’s performance of Landlord’s Work, any other issue relating to this Exhibit, and/or the Site Commissioning/Turn-Up, the parties agree to abide by the decision of the Project Inspecting Engineer.

5. ADDITIONAL ALTERATIONS

5.1 Tenant may, at Tenant’s sole cost and expense, construct and install, or have constructed and installed, additional alterations (the “Additional Alterations”) in the MMR Expansion Space pursuant to the terms and conditions of Exhibit “D”.

3

SCHEDULE “C-l”

MMR EXPANSION SPACE SPECIFICATIONS

Program Outline 2323

Bryan MMR Expansion

April 30, 2007 – Revision 6

General:

Digital Realty Trust is planning for the expansion of the MMR at 2323 Bryan Street to accommodate a lease agreement with TelX.

Allocated area will be approximately 4200 SQFT adjacent to suite 2440, north side of building.

Typical spaces / approximate sizes

MMR - Suite 2440	4200 SQFT
Electrical Equipment Room - Suite 2460	962 SQFT

We will consider the use of quality surplus and/or reconditioned equipment for this project. Digital Realty Trust may purchase some or all of the major equipment directly.

Redundancy Requirements Summary:

a)	Electrical Utility Feed: N. Use existing generator on Bus riser # 2.
b)	480V Distribution / ATS: N, Existing emergency riser
c)	UPS: N
d)	Mechanical CRAC Units: N+l
e)	Mechanical Heat Rejection: N+l

Architectural:

1)	Typical Finishes: a) Walls – Painted gypsum board; Color to be ICI “Frost” (MP#55YY 80/072) b) Columns to be painted Accent Color 1, Benjamin Moore “Oxford Grey” ( #2128-40) c) Doors and frames – Hollow metal painted Accent Color 1, as above in Semi-Gloss d) Floor Tile (VCT) – Armstrong Excelon Stonetex “Pebble Gray” (#52122) e) Wall Base is to be Burke Rubber Wall base (4”) “ORE” ( #628) f) Existing concrete ceiling structure shall be left exposed. The ceiling structure shall be painted flat black. g) Match existing finishes if above finishes are not currently in use.

Structural:

1)	Provide structural review of all areas where infrastructure equipment is proposed to be located, such as the roof, slabs on grade, elevated slabs, etc. 2) Explore structural design to support installation of new infrastructure equipment in Suite 2460. Expect need for additional steel support.

Electrical System Design:

1)	Use existing 600A feed on Bus Riser # 2. 2) Basis of the MMR Expansion design shall be new capacity consisting of (2) 80 kVA UPS systems, 2000 Amp DC Plant populated with 600A of rectifiers at N+1. 3) Confirm available electrical power capacity for the “Critical Customer IT Equipment Load”

The calculations shall consider the UPS system typology, miscellaneous loads and mechanical equipment implemented at this building: a) Air – cooled DX System b) The goal is for an infrastructure designed to support 210 kW of Critical Customer IT Equipment Load. 130kW of this load is AC and 80 kW is DC. c) Emergency Power Off (EPO) systems shall comply with Digital Realty Guideline Specification 25-98-00-01 d) Electrical Coordination study and Arc-Flash study to be provided by Electrical Engineer of record

Generators / Sub-Stations / Switchgear / Automatic Transfer Switches:

1)	Generator: Use existing riser system. Confirm capacity availability. a) 480 Volt Electrical Substation & Main Switchgear: Existing b) New Electrical Equipment: Match Existing c) UL-rated 891 Equipment d) Consider use of 100% rated breakers where appropriate

UPS Systems:

1)	UPS systems shall be designed as an N system with 2 x 80 kVA modules. Consider 208 input, 208 output system. a) Static switch to be momentary rated b) Provide external maintenance bypass – a separate board c) Preferred Vendors: Liebert and MGE d) Power distribution: i) Preferred vendors: PDI, United Power

DC Plant

1)	2000 Amp System with 600 Amps of rectifiers required. 2) Battery back-up should support 1600 amps for 60 minutes. 3) Requires 5 BDFB’s.

Grounding:

1)	Data Center Grounding: Refer to Digital Realty Trust’s Telecommunications Grounding and Bonding Standard 16700 latest revision. 2) Lightning Protection: Expand / modify as required to protect all new roof top equipment installations.

Mechanical:

1)	Non-raised floor environment a) Provide upflow cooling 2) Freeblow cooling - provide elbow on unit. 3) Space Condition will be 68 - 78 degrees Fahrenheit. 40 – 55% relative humidity. 4) CRAC Units shall be installed in a “number of units needed + 1 configuration – that is one redundant unit will be provided in addition to the number of units needed to cool the Critical Customer IT Equipment Load. a) CRAC Units - Preferred vendors: Liebert or Stoltz. 5) Where steel framed equipment support platforms are provided on the roof, pipes and conduits shall not hang lower then 6-inches from the bottom of the steel.

6)	All conduits and piping to be supported off of the roof deck on building standard sleeper and secured with anti-vibration clamp/straps. 7) All piping shall be welded steel for 2” and larger pipe size. Pipe sizes 2” and smaller may be copper type L soldered connections. 8) All mechanical piping will be routed overhead. 9) Leak detection shall be provided and shall only be “rope type” (no exceptions). a) CRAC / CRAH unit manufacturer shall provide leak detection system for the drip pan of the unit. 10) Provide code required ventilation for DC Power Plant Batteries.

Fire Protection:

1)	Augment and extend existing system(s) if possible.
2)	Connect or extend existing fire panel.
3)	Do not tie datacenter HVAC system to Fire Alarm System for automatic shutdown.
4)	Extend existing Analaser.
5)	No gaseous or chemical fire protection.

BAS – Building Automation Systems: Upgrade is ~ 80 % Complete

1)	Digital Realty Trust has standardized their Energy Management & Monitoring System on Tour Andover Controls. Generally, this system shall monitor and/or control. a) CRAC Units b) Mechanical Heat Rejection Equipment & Pumps c) UPS Systems d) PDU’s e) Fire Alarm – General Alarm monitored from a volt free contact in the Fire Alarm Panel f) Water Flow Switch – Alarm monitored from a volt free contact g) Security System – General Alarm monitored from a volt free contact in the Security System h) Meet Me Room Temperature/Humidity sensors – quantity to be determined based on room size / configuration i) Lighting j) Power Metering & Monitoring System / EMS – Energy Management System 2) This system shall monitor all of the critical equipment for this Meet Me Room. All alarms shall page the building engineer (and/or service provider).
3)	Control wiring to be in conduit in MEP spaces and within 10 vertical feet of the floor. All other conditions should have wiring in a tray, hung on J-hooks or tie-wrapped to other piping in a workmanlike manner.

Power Metering & Monitoring System / EMS – Energy Management System:

1)	Digital Realty Trust has standardized their Power Metering & Monitoring System / EMS – Energy Management System on Square D PowerLogic.
2)	Provide a revenue grade meter at the main distribution voltage supply switch that supplies power to the system(s) serving the Meet Me Room.

Security:

1)	Digital Realty Trust has standardized their Security Systems on AMAG (implemented in partnership with Tour Andover Controls). This system will provide access control and DVR recording of cameras.
2)	Main entry doors (quantity to be determined) will have dual authentication access control consisting of a combination card & biometric finger print reader.
3)	The other door(s) from the Meet Me Room shall be exit only – alarmed & monitored.
4)	Electrical room will have one card reader access door. All other doors will be key only access / exit only – alarmed & monitored.
5)	Provide one color cameras at each of the following locations: a) At each entry and egress door from the Meet Me Room.

Commissioning

1)	An independent commissioning agent shall be included in the design team a) Follow DLR “Test and Commissioning Standard for Datacenters.” b) Commissioning agent shall to be selected at Gate 2-1 c) Commissioning by approved vendor.

Mechanical and Electrical Load Calculator

Item		Units	@	Notes

Total Square Footage (Rentable)	5,240	sf

Raised Floor Square Footage (Gross)	4,200	sf

Watts per Square Foot	50	W/sf

IT Process Load	233	kVA

IT Process Load	210	kW		Includes AC Load of 130 kW and DC Load of 80 kW

UPS required	233	kVA	0.9	Power Factor of UPS

Process Lighting and Convenience	17	kW	4	W/sf of raised floor

MEP Critical Cooling Burden	23	kW	l0%	of kVA

Total Precision Cooling Load	250	kW

Sensible Cooling Required	71	Tons	3.516	kW/ton

Assumed Illegible T	20	Illegible F

Required airflow	39,523	cfm

Mechanical Load	1.50	kW/ton	Rejection	Air Cooled DX

Electrical Load for Mechanical Systems	107	kW

Combined Process and Critical Loads	357	kW	10%

Factor

Required Generator Capacity	393	kW

Required 480V 30 Power	413	kVA	0.95	Power Factor

Maximum number of Racks	39

KVA per Rack	6.0	kVA

KW per Rack	5.4	kW

Square Footage Required per Rack	108	sf

EXHIBIT “D”

EARLY ACCESS FOR ADDITIONAL ALTERATIONS

1. Early Access. Tenant shall be responsible for installing, at Tenant’s sole cost and expense, any and all work (other than Landlord’s Work) for the MMR Expansion Space (collectively, the “Additional Alterations”). Tenant’s right to perform the Additional Alterations shall be subject to Landlord’s prior written approval of the plans and specifications therefor (the “Additional Alterations Construction Drawings and Specifications”) and the contractors who will perform such work, such consent not to be unreasonably withheld, conditioned or delayed. Landlord shall respond to a request by Tenant for Landlord’s consent to the plans and specifications for the Additional Alterations and the contractors who will perform the Additional Alterations within ten (10) business days after such a request Tenant and its contractors, subcontractors, space planner/interior architect, engineers, consultants, vendors, suppliers and other representatives, and their respective employees, shall be permitted to enter the MMR Expansion Space (“Early Access”) at least thirty (30) days prior to the MMR Expansion Space Completion Date (the “Early Access Period”) for the purposes of inspecting same, for performing the Additional Alterations, as well as installing fixtures and equipment (including, but not limited to, telephone, communications and computer equipment, further including wiring and cabling for same). Any such permission shall constitute a license only, conditioned upon Tenant’s:

(a) working in harmony with Landlord and Landlord’s agents, contractors, workmen, mechanics and suppliers and with other tenants and occupants of the Building; and

(b) furnishing Landlord with such insurance as Landlord may reasonably require against liabilities which may arise out of such entry.

Notwithstanding anything in this Lease to the contrary, the Early Access Period may be reduced by Landlord to the extent such Early Access materially interferes with Landlord’s ability to complete Landlord’s Work.

2. Construction of the Additional Alterations. Tenant may request Landlord to perform the Additional Alterations, in which event the general contractor performing Landlord’s Work shall perform the Additional Alterations. If Landlord performs the Additional Alterations, the provisions of this Paragraph 2 and Paragraph 3 below shall apply. “Additional Alterations Costs” shall mean all costs incurred by Landlord in connection with the design, construction, installation and permitting of the Additional Alterations, including, without limitation, Landlord’s costs related to Landlord’s employees involved in the Additional Alterations. Landlord and Tenant shall cooperate to create a preliminary budget for the Additional Alterations, which budget shall be subject to Landlord’s and Tenant’s reasonable approval. After the final completion of Punch List (defined below) items, Landlord and Tenant shall cooperate to create a final budget detailing all Additional Alterations Costs. Within ten (10) business days after the parties’ approval of such final budget, Tenant shall pay to Landlord an amount equal to one hundred ten percent (110%) of the Additional Alterations Costs based on the final budget.

3. Punch List. If Landlord performs the Additional Alterations, then when Landlord reasonably believes that the construction of the Additional Alterations is substantially completed, Landlord shall schedule a walk-through of the MMR Expansion Space to be attended by the project architect, Landlord and Tenant. Landlord and Tenant shall agree upon, and the architect (or, failing that, Landlord) shall prepare, a “Punch List” identifying the corrective work of the type commonly found on an architectural Punch List with respect to the Additional Alterations, which list shall be in accordance with industry standards and shall be based on whether such items were required by the approved Additional Alterations Construction Drawings and Specifications. If Landlord performs the Additional Alterations, Landlord shall promptly commence the correction of Punch List items and diligently pursue such work to completion.

1

REPLACEMENT EXHIBIT “K”

SERVICE LEVEL

A. Service Level for Current MMR Premises:

1. Electricity Consumption Threshold/Specifications:	400 KW

2. Target Battery Capacity:	Nine (9) minutes at full load

3. Back-up Generator:	One (1) 1300 KW shared Building generators are maintained by Landlord’s engineering staff. Back-up Power is included in all AC amperage usage.

4. HVAC Specs:	Eighty (80) total tons delivered by Liebert up flow air-cooled chilled water system. System is dedicated to Suites 2440 and maintained by Landlord’s engineering staff.

(a) Target Temperature:	Between 68 degrees Fahrenheit and 78 degrees Fahrenheit.

(b) Target Relative Humidity:	Between 45% and 55%.

5. Maximum Structural Load:	75 pounds of live load per square foot. Any cabinets, cages or partitions installed by Landlord shall be included in the calculation of the live load.

B. Service Level for WRR Space:

1. Electricity Consumption Threshold/Specifications:	Ten (10) KW

2. Target Battery Capacity:	None.

3. Back-up Generator:	None.

4. HVAC Specs:	5 total tons delivered by Liebert up flow air-cooled condenser water system. Heat rejection is shared with air conditioners dedicated to Suite 570 and maintained by Landlord’s engineering staff.

(a) Target Temperature:	Between 68 degrees Fahrenheit and 78 degrees Fahrenheit.

(b) Target Relative Humidity:	Between 45% and 55%.

5. Maximum Structural Load:	100 pounds of live load per square foot. Any cabinets, cages or partitions installed by Landlord shall be included in the calculation of the live load.

1

C. Service Level for MMR Expansion Space:

1. Electricity Consumption Threshold/Specifications:	210 KW

2. Target Battery Capacity:	DC-Sixty (60) minutes at 80% load AC-Eight (8) minutes at 80% load

3. Back-up Generator:	One (1) 1300 KW shared Building generator is maintained by Landlord’s engineering staff. Back-up Power is included in all AC amperage usage.

4. HVAC Specs:	One Hundred (100) total tons delivered by Liebert DX unites. System is dedicated to Suite 2442 & 2445 and maintained by Landlord’s engineering staff

(a) Target Temperature:	Between 68 degrees Fahrenheit and 78 degrees Fahrenheit.

(b) Target Relative Humidity:	Between 45% and 55%.

5. Maximum Structural Load:	75 pounds of live load per square foot. Any cabinets, cages or partitions installed by Landlord shall be included in the calculation of the live load.

2

REPLACEMENT EXHIBIT “O”

THRESHOLD AMOUNT

Period			Threshold Amount
MMR Expansion Commencement Date	to	11/30/2007	[***]
12/1/2007	to	11/30/2008	[***]
12/1/2008	to	11/30/2009	[***]
12/1/2009	to	11/30/2010	[***]
12/1/2010	to	11/30/2011	[***]
12/1/2011	to	11/30/2012	[***]
12/1/2012	to	11/30/2013	[***]
12/1/2013	to	11/30/2014	[***]
12/1/2014	to	11/30/2015	[***]
12/1/2015	to	11/30/2016	[***]
12/1/2016	to	11/30/2017	[***]
12/1/2017	to	11/30/2018	[***]
12/1/2018	to	11/30/2019	[***]
12/1/2019	to	11/30/2020	[***]
12/1/2020	to	11/30/2021	[***]
12/1/2021	to	11/30/2022	[***]
12/1/2022	to	11/30/2023	[***]
12/1/2023	to	11/30/2024	[***]
12/1/2024	to	11/30/2025	[***]
12/1/2025	to	11/30/2026	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.